EXHIBIT 99.1

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The statistical information presented in this prospectus supplement reflects the mortgage loans included in the pool of mortgage loans (the "MORTGAGE LOANS") as of April 1, 2000. As of April 1, 2000, the aggregate principal balance of the Mortgage Loans, after deduction of principal payments received on or before that date, will be approximately $424,999,659.82 (the "STATISTICAL POOL PRINCIPAL BALANCE").

         The Mortgage Loans will have the characteristics set forth below. The loan-to-value ratios shown below were calculated based upon the lowest of (1) the appraised values of the mortgaged properties at the time of origination, taken together with a review appraisal performed prior to origination and (2) the purchase price of the mortgaged property.

MORTGAGE LOANS

         No Mortgage Loan has a scheduled maturity date later than April 1, 2030.

         Approximately $110,522,370 or approximately 26.01% of the Mortgage Loans, by Statistical Pool Principal Balance, are mortgage loans that bear interest at a fixed rate for the life of the loan (the "FIXED RATE MORTGAGE LOANS").

         Approximately $793,962 or approximately 0.19% of the Mortgage Loans, by Statistical Pool Principal Balance, are mortgage loans that bear interest at a rate that adjusts, along with the related monthly payment, semiannually based on six-month LIBOR (the " SIX-MONTH LIBOR LOANS"). The Six-Month LIBOR Loans have a periodic reset cap of 1%.

         Approximately $149,417,725 or approximately 35.16% of the Mortgage Loans, by Statistical Pool Principal Balance, are mortgage loans that bear interest at a fixed rate for two years after origination and thereafter at a rate that adjusts, along with the related monthly payment, semiannually based on six-month LIBOR (the " 2/28 LOANS"). On the first adjustment date, approximately 99.86% of the 2/28 Loans will have a periodic reset cap of 1.5% and approximately 0.14% of the 2/28 Loans will have a periodic reset cap of 3%. After the first adjustment, the 2/28 Loans will have a periodic reset cap of 1%.

         Approximately $164,265,603 or approximately 38.65% of the Mortgage Loans, by Statistical Pool Principal Balance, are mortgage loans that bear interest at a fixed rate for three years after origination and thereafter at a rate that adjusts, along with the related monthly payment, semiannually based on six-month LIBOR (the " 3/27 LOANS"). On the first adjustment date the 3/27 Loans will have a periodic reset cap of 3%. After the first adjustment, the 3/27 Loans will have a periodic reset cap of 1%.

         The Six-Month LIBOR Loans, the 2/28 Loans and the 3/27 Loans are collectively referred to herein as the "ADJUSTABLE RATE MORTGAGE LOANS". The Fixed Rate Mortgage Loans and the Adjustable Rate Mortgage Loans are collectively referred to herein as the "mortgage loans."

         Approximately 0.09% of the Mortgage Loans, by Statistical Pool Principal Balance was past due as of April 1, 2000 and approximately 74.18% of the Mortgage Loans, by Statistical Pool Principal Balance, did not have a first payment date prior to March 1, 2000 and thus could not be more than 30 days past due as of April 1, 2000. No Mortgage Loan will have a first payment date prior to May 1999

         THE FOLLOWING INFORMATION SETS FORTH CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AS OF APRIL 1, 2000. DUE TO ROUNDING, PERCENTAGES IN THE COLUMNS ENTITLED "% OF STATISTICAL POOL PRINCIPAL BALANCE" MAY NOT TOTAL 100.00%.


                                  PROPERTY TYPE

                                                                                       % of
                                                                                     Statistical
                                         Number of                                     Pool
                                          Mortgage                                   Principal
Property Type                              Loans           Principal Balance          Balance
-------------                              -----           -----------------          -------
Single Family Detached ...........       2,862             $324,923,882.31             76.45%
Condo.............................         148               16,441,111.95              3.87
Duplex............................         166               18,994,799.56              4.47
Triplex...........................          52                6,971,297.02              1.64
PUD...............................         248               44,757,574.62             10.53
PUD Project.......................          31                3,617,585.92              0.85
Manufactured Housing..............          27                2,165,585.81              0.51
Single Family 4 unit..............          39                7,127,822.63              1.68
                                            --                ------------              ----
       Totals:....................       3,573             $424,999,659.82            100.00%
                                         =====             ===============            =======





                                OCCUPANCY TYPE(1)


                                                                        % of
                                                                     Statistical
                                 Number of                              Pool
                                  Mortgage                            Principal
Occupancy Type                     Loans         Principal Balance     Balance
--------------                     -----         -----------------     -------

Owner.....................       3,221          394,139,404.83          92.74%
Investor..................         318           26,327,255.56           6.19
Second Home...............          34            4,532,999.43           1.07
                                    --            ------------           ----
       Totals:............       3,573          424,999,659.82         100.00%
                                 =====          ==============         =======




----------------

(1) Based upon representations made by the related mortgagors at the time of origination of such mortgage loans.


                        ORIGINAL LOAN-TO-VALUE RATIOS(1)





                                                                                          % of
                                                                                      Statistical
                                              Number of                                   Pool
                                               Mortgage                                Principal
Original Loan-to-Value Ratio                    Loans       Principal Balance           Balance
----------------------------                    -----       -----------------           -------
Less than or equal to 25.00%.............       $11                 581,617.38             0.14%
25.01% - 30.00%..........................        14                 928,319.88             0.22
30.01% - 35.00%..........................        15               1,204,130.40             0.28
35.01% - 40.00%..........................        18                 926,007.22             0.22
40.01% - 45.00%..........................        23               1,397,222.78             0.33
45.01% - 50.00%..........................        33               2,270,024.91             0.53
50.01% - 55.00%..........................        46               4,449,904.00             1.05
55.01% - 60.00%..........................        84               8,323,741.19             1.96
60.01% - 65.00%..........................       239              23,448,116.66             5.52
65.01% - 70.00%..........................       256              29,257,739.13             6.88
70.01% - 75.00%..........................       588              61,208,025.98            14.40
75.01% - 80.00%..........................       981             117,696,947.08            27.69
80.01% - 85.00%..........................       621              78,712,551.77            18.52
85.01% - 90.00%..........................       608              89,544,798.56            21.07
90.01% - 95.00%..........................        22               3,447,417.74             0.81
95.01% - 100.00%.........................        14               1,603,095.14             0.38
                                                 --               ------------             ----
       Totals:...........................     3,573             424,999,659.82           100.00%
                                              =====             ==============           ======


(1) The loan-to-value ratios ("LTVS") shown above are equal, with respect to each Mortgage Loan, to (i) the original principal balance of such mortgage loan at the date of origination divided by (ii) the lowest of (a) the value of the related mortgaged property, based upon the appraisal made at the time of origination of such mortgage loan, taken together with a review appraisal performed prior to origination and (b) the purchase price of such mortgaged property.

The weighted average original LTV of the Mortgage Loans is approximately 79.27%.



                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)


                                                                                          % of
                                                                                      Statistical
                                              Number of                                   Pool
                                               Mortgage                                Principal
Original Combined Loan-to-Value Ratio           Loans       Principal Balance           Balance
-------------------------------------           -----       -----------------           -------
Less than or equal to 25.00%..............          11            581,617.38              0.14%
25.01% - 30.00%...........................          14            928,319.88              0.22
30.01% - 35.00%...........................          15          1,204,130.40              0.28
35.01% - 40.00%...........................          18            926,007.22              0.22
40.01% - 45.00%...........................          23          1,397,222.78              0.33
45.01% - 50.00%...........................          32          2,188,755.27              0.52
50.01% - 55.00%...........................          45          4,400,954.00              1.04
55.01% - 60.00%...........................          79          8,035,429.28              1.89
60.01% - 65.00%...........................         230         22,818,297.79              5.37
65.01% - 70.00%...........................         216         25,577,777.81              6.02
70.01% - 75.00%...........................         486         52,359,968.99             12.32
75.01% - 80.00%...........................         696         86,363,107.00             20.32
80.01% - 85.00%...........................         525         65,774,349.54             15.48
85.01% - 90.00%...........................         721         95,506,610.24             22.47
90.01% - 95.00%...........................         167         19,116,923.22              4.50
95.01% - 100.00%..........................         295         37,820,189.02              8.90
                                                   ---         -------------              ----
       Totals:............................        3,573      $424,999,659.82            100.00%
                                                  =====      ===============            ======

(1) The original combined loan-to-value ratios ("LTVS") shown above are equal, with respect to each Mortgage Loan, to (i) the original principal balance of such mortgage loan at the date of origination, plus the amount of any second lien, if applicable, divided by (ii) the lowest of (a) the value of the related mortgaged property, based upon the appraisal made at the time of origination of such mortgage loan, taken together with a review appraisal performed prior to origination and (b) the purchase price of such mortgaged property.

The weighted average original combined LTV of the Mortgage Loans is approximately 81.70%.

                               PRINCIPAL BALANCES




                                                                                          % of
                                                                                      Statistical
                                              Number of                                   Pool
                                               Mortgage                                Principal
Principal Balances                             Loans       Principal Balance           Balance
------------------                             -----       -----------------           -------
  $0.01      - $50,000.00..............             662       $  24,216,660.10              5.70%
   50,000.01 - 100,000.00..............           1,207          88,383,679.50             20.80
  100,000.01 - 150,000.00..............             795          97,636,630.40             22.97
  150,000.01 - 200,000.00..............             393          67,877,538.38             15.97
  200,000.01 - 250,000.00..............             196          43,727,275.26             10.29
  250,000.01 - 300,000.00..............             157          42,974,377.01             10.11
  300,000.01 - 350,000.00..............              77          24,950,087.76              5.87
  350,000.01 - 400,000.00..............              53          20,190,450.47              4.75
  400,000.01 - 450,000.00..............              17           7,285,232.45              1.71
  450,000.01 - 500,000.00..............              15           7,247,277.24              1.71
  500,000.01 - 550,000.00..............               1             510,451.25              0.12
                                               --------       ----------------          --------
       Totals:.........................           3,573       $ 424,999,659.82            100.00%
                                               ========       ================          =========

         The principal balances of the Mortgage Loans at origination ranged from approximately $18,750 to $513,000. The principal balances of the Mortgage Loans ranged from approximately $18,745 to $510,451.

                           GEOGRAPHIC DISTRIBUTION(1)





                                                                              % of
                                                                          Statistical
                                  Number of                                   Pool
                                  Mortgage                                 Principal
Geographic Area                    Loans       Principal Balance            Balance
---------------                    -----       -----------------            -------
Alaska.........................     10            $  1,128,259.24              0.27%
Arkansas.......................     45               3,381,449.57              0.80
Arizona........................    256              31,044,588.64              7.30
California.....................    683             127,905,317.66             30.10
Colorado.......................    109              15,576,622.77              3.67
Connecticut....................     45               6,037,581.22              1.42
District of Columbia                10               1,441,092.45              0.34
Delaware.......................      9                 784,196.98              0.18
Florida........................     71               5,380,642.41              1.27
Georgia........................     62               6,608,937.21              1.56
Iowa...........................     36               2,299,070.83              0.54
Idaho..........................      6                 410,585.53              0.10
Illinois.......................    154              13,397,092.89              3.15
Indiana........................     76               4,918,957.78              1.16
Kansas.........................     27               2,100,175.60              0.49
Kentucky.......................      7                 507,872.87              0.12
Louisiana......................     61               3,906,934.73              0.92
Massachusetts..................     97              15,694,976.94              3.69
Maryland.......................     45               4,537,040.30              1.07
Maine..........................     30               2,841,159.25              0.67
Michigan.......................    163              12,939,064.70              3.04
Minnesota......................     30               3,280,012.76              0.77
Missouri.......................     90               5,610,469.75              1.32
Mississippi....................     70               3,414,563.69              0.80
Montana........................     11                 851,769.42              0.20
North Carolina.................     75               6,557,159.42              1.54
North Dakota...................      1                  19,409.05              0.00
Nebraska.......................     30               2,039,999.65              0.48
New Hampshire..................     22               2,744,798.35              0.65
New Jersey.....................     78              11,877,942.83              2.79
New Mexico.....................     50               5,446,288.39              1.28
Nevada.........................     91              13,533,746.96              3.18
New York.......................    163              21,428,564.44              5.04
Ohio...........................    127               9,085,448.33              2.14
Oklahoma.......................     38               2,557,787.71              0.60
Oregon.........................     40               5,387,296.32              1.27
Pennsylvania...................    117               8,514,376.04              2.00
Rhode Island...................     12               1,509,176.43              0.36
South Carolina.................     46               3,494,755.04              0.82
South Dakota...................      2                 178,969.56              0.04
Tennessee......................     40               3,518,129.46              0.83
Texas..........................     82               6,667,737.60              1.57
Utah...........................    103              14,124,235.68              3.32
Virginia.......................     66               8,031,437.46              1.89
Vermont........................     12               1,289,291.30              0.30
Washington.....................    136              18,566,950.66              4.37
Wisconsin......................     15               1,203,852.71              0.28
West Virginia..................     19                 958,271.52              0.23
Wyoming........................      5                 265,599.72              0.06
                                 -----            ---------------            ------
     Totals:...................  3,573            $424,999,659.82            100.00%
                                 =====            ===============            ======

------------------

(1) Determined by property address designated in the related Mortgage.

                              MORTGAGE RATES OF THE
                         ADJUSTABLE RATE MORTGAGE LOANS






                                                                              % of
                                                                          Statistical
                                    Number of                                Pool
                                    Mortgage                               Principal
Mortgage Rates                       Loans     Principal Balance            Balance
--------------                       -----     -----------------            -------
  7.000% -   7.499%...............      2      $    215,788.72             0.07%
  7.500% -   7.999%...............     21         3,675,938.47             1.17
  8.000% -     8.499%.............     31         4,752,844.63             1.51
  8.500% -     8.999%.............    231        40,838,560.22            12.99
  9.000% -     9.499%.............    166        25,898,455.24             8.24
  9.500% -     9.999%.............    515        76,515,947.90            24.33
 10.000% -    10.499%.............    307        39,385,458.18            12.52
 10.500% -    10.999%.............    524        64,852,147.16            20.62
 11.000% -    11.499%.............    258        23,899,274.62             7.60
 11.500% -    11.999%.............    273        24,709,626.22             7.86
 12.000% -    12.499%.............     91         6,973,519.01             2.22
 12.500% -    12.999%.............     37         2,358,973.62             0.75
 13.000% -    13.499%.............      3           246,335.22             0.08
 13.500% -    13.999%.............      4           135,011.37             0.04
 15.500% -    15.999%.............      1            19,409.05             0.01
                                    -----      ---------------           ------
 Totals:..........................  2,464      $314,477,289.63           100.00%
                                    =====      ===============           =======


         The mortgage rates of the Adjustable Rate Mortgage Loans range from approximately 7.440% to approximately 15.990% and the weighted average mortgage rate is approximately 10.160%.

                              MORTGAGE RATES OF THE
                            FIXED RATE MORTGAGE LOANS






                                                                           % of
                                                                       Statistical
                               Number of                                   Pool
                               Mortgage                                 Principal
Mortgage Rates                  Loans       Principal Balance            Balance
--------------                  -----       -----------------            -------
6.000%  -    6.499%........       1            $    194,580.91              0.18%
7.000%  -    7.499%........       5                 440,916.12              0.40
7.500%  -    7.999%........      32               5,097,352.35              4.61
8.000%  -    8.499%........      38               5,150,450.17              4.66
8.500%  -    8.999%........     156              22,119,384.05             20.01
9.000%  -    9.499%........      69               8,418,783.81              7.62
9.500%  -    9.999%........     186              20,360,292.16             18.42
10.000% -   10.499%........      74               7,276,014.42              6.58
10.500% -   10.999%........     166              14,303,994.38             12.94
11.000% -   11.499%........      99               7,761,184.33              7.02
11.500% -   11.999%........     124               8,196,804.48              7.42
12.000% -   12.499%........      84               6,468,213.42              5.85
12.500% -   12.999%........      60               4,227,909.51              3.83
13.000% -   13.499%........       8                 228,314.44              0.21
13.500% -   13.999%........       7                 278,175.64              0.25
                              -----            ---------------            ------
       Totals:.............   1,109            $110,522,370.19            100.00%
                              =====            ===============            =======


         The mortgage rates of the Fixed Rate Mortgage Loans range from approximately 6.490% to approximately 13.850% and the weighted average mortgage rate is approximately 10.026%.

               GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS






                                                                      % of
                                                                  Statistical
                               Number of                              Pool
                               Mortgage                            Principal
Gross Margins                   Loans       Principal Balance       Balance
-------------                   -----       -----------------       -------
 5.000%  --  5.249% .........       2         $    528,000.00       0.17%
 5.750%  --  5.999% .........     167           28,733,196.22       9.14
 6.000%  --  6.249% .........       4              620,001.86       0.20
 6.250%  --  6.499% .........     683           94,222,371.77      29.96
 6.500%  --  6.749% .........     850           97,866,986.64      31.12
 6.750%  --  6.999% .........     174           20,019,933.50       6.37
 7.000%  --  7.249% .........     309           39,610,792.12      12.60
 7.250%  --  7.499% .........     206           25,331,293.97       8.06
 7.500%  --  7.749% .........      28            3,728,863.47       1.19
 7.750%  --  7.999% .........      37            3,553,216.21       1.13
 8.000%  --  8.249% .........       4              262,633.87       0.08
                                -----         ---------------     ------
             Totals: ........   2,464         $314,477,289.63     100.00%
                                =====         ===============     ======


         The gross margins for the Adjustable Rate Mortgage Loans range from approximately 5.000% to approximately 8.000% and the weighted average gross margin is approximately 6.565%.

                  MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE
                                 MORTGAGE LOANS

                                                                     % of
                                                                  Statistical
                               Number of                              Pool
                               Mortgage                            Principal
Maximum Mortgage Rates          Loans     Principal Balance         Balance
----------------------          -----     -----------------         -------
13.500%   -  13.999%.......      2        $   $215,788.72              0.07%
14.000%   -  14.499%.......     20           3,528,252.47              1.12
14.500%   -  14.999%.......     31           4,752,844.63              1.51
15.000%   -  15.499%.......    232          40,986,246.22             13.03
15.500%   -  15.999%.......    167          26,004,603.02              8.27
16.000%   -  16.499%.......    512          75,919,880.25             24.14
16.500%   -  16.999%.......    307          39,605,631.78             12.59
17.000%   -  17.499%.......    523          64,780,824.07             20.60
17.500%   -  17.999%.......    260          24,150,424.11              7.68
18.000%   -  18.499%.......    273          24,709,626.22              7.86
18.500%   -  18.999%.......     92           7,063,438.88              2.25
19.000%   -  19.499%.......     37           2,358,973.62              0.75
19.500%   -  19.999%.......      3             246,335.22              0.08
20.000%   -  20.499%.......      4             135,011.37              0.04
22.000%   -  22.499%.......      1              19,409.05              0.01
                             -----        ---------------            ------
     Total.................  2,464        $314,477,289.63            100.00%
                             =====        ===============            =======


         The maximum mortgage rates of the Adjustable Rate Mortgage Loans range from approximately 13.940% to approximately 22.490% and the weighted average maximum mortgage rate is approximately 16.662%.

                          MINIMUM MORTGAGE RATES OF THE
                         ADJUSTABLE RATE MORTGAGE LOANS


                                                                      % of
                                                                   Statistical
                             Number of                                Pool
                             Mortgage                               Principal
Minimum Mortgage Rates        Loans      Principal Balance           Balance
----------------------        -----      -----------------           -------
7.000%   -   7.499%.......       2       $    215,788.72              0.07%
7.500%   -   7.999%.......      21          3,675,938.47              1.17
8.000%   -   8.499%.......      31          4,752,844.63              1.51
8.500%   -   8.999%.......     231         40,838,560.22             12.99
9.000%   -   9.499%.......     166         25,898,455.24              8.24
9.500%   -   9.999%.......     515         76,515,947.90             24.33
10.000%  -  10.499%.......     307         39,385,458.18             12.52
10.500%  -  10.999%.......     524         64,852,147.16             20.62
11.000%  -  11.499%.......     258         23,899,274.62              7.60
11.500%  -  11.999%.......     273         24,709,626.22              7.86
12.000%  -  12.499%.......      91          6,973,519.01              2.22
12.500%  -  12.999%.......      37          2,358,973.62              0.75
13.000%  -  13.499%.......       3            246,335.22              0.08
13.500%  -  13.999%.......       4            135,011.37              0.04
15.500%  -  15.999%.......       1             19,409.05              0.01
                             -----       ---------------            ------
       Totals:............   2,464       $314,477,289.63            100.00%
                             =====       ===============            =======


               The minimum mortgage rates of the Adjustable Rate Mortgage Loans range from approximately 7.440% to approximately 15.990% and the weighted average minimum rate is approximately 10.160%.

                         MONTH OF NEXT RATE ADJUSTMENT
                     FOR THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                     % of
                                                                  Statistical
                               Number of                              Pool
                               Mortgage                            Principal
Month                           Loans     Principal Balance         Balance
-----                           -----     -----------------         -------
August 2000........                2      $   $138,757.10            0.04%
October 2000 ..............        4           606,455.00            0.19%
November 2000 .............        1            48,750.00            0.02%
December 2001 .............        3           280,196.57            0.09%
January 2002 ..............       24         3,278,395.81            1.04%
February 2002 .............      207        25,171,916.50            8.00%
March 2002 ................      324        41,555,554.57           13.21%
April 2002 ................      362        47,367,105.05           15.06%
May 2002 ..................      272        31,764,556.06           10.10%
August 2002 ...............        1           510,451.25            0.16%
November 2002 .............        5           744,550.18            0.24%
December 2002 .............       19         1,633,879.37            0.52%
January 2003 ..............       45         5,279,734.51            1.68%
February 2003 .............      298        39,713,249.78           12.63%
March 2003 ................      300        40,344,041.87           12.83%
April 2003 ................      359        45,116,631.64           14.35%
May 2003 ..................      238        30,923,064.37            9.83%
                               -----      ---------------          -------
       Totals: ............    2,464      $314,477,289.63          100.00%
                               =====      ===============          =======


                               DOCUMENTATION TYPE



                                                                                 % of
                                                                              Statistical
                                           Number of                              Pool
                                           Mortgage                            Principal
Documentation Type                          Loans       Principal Balance       Balance
------------------                          -----       -----------------       -------
Full Documentation ...................     2,294       $   252,280,605.60      59.36%
Lite Documentation ...................       136            18,870,106.60       4.44
Stated Documentation .................       879           119,302,724.35      28.07
Full Alternative Documentation .......       135            24,739,558.26       5.82
Simple 65 Documentation ..............       115             7,672,313.96       1.81
86 Stated Documentation ..............         2               228,206.43       0.05
No Ratio Documentation ...............        12             1,906,144.62       0.45
                                           -----       ------------------     ------
       Totals: .......................     3,573        $  424,999,659.82     100.00%
                                           =====       ==================     ======






                                  LOAN PURPOSE



                                                                             % of
                                                                          Statistical
                                       Number of                              Pool
                                       Mortgage                            Principal
Loan Purpose                            Loans       Principal Balance       Balance
------------------                     --------- ------------------------ --------------
Equity-out .....................       1,906       $   228,206,168.07        53.70%
Purchase .......................       1,192           138,577,548.11        32.61
Rate-term Refinance ............         475            58,215,943.64        13.70
                                       -----       ---------------          ------
       Totals: .................       3,573       $   424,999,659.82       100.00%
                                       =====       ===============          ======


                                  CREDIT GRADE


                                                                       % of
                                                                    Statistical
                                 Number of                              Pool
                                 Mortgage                            Principal
Risk Category                    Loans       Principal Balance       Balance
-------------                    -----       -----------------       -------
AA .......................             4     $       536,944.26         0.13%
A ........................           605          93,725,290.98        22.05
A- .......................         1,578         197,364,427.42        46.44
B ........................           749          76,329,861.89        17.96
C ........................           296          22,672,535.26         5.33
B- .......................           341          34,370,600.01         8.09
                                   -----     ------------------       ------
     Totals: .............         3,573     $   424,999,659.82       100.00%
                                   =====     ==================       ======





                        INITIAL PERIODIC RESET CAP OF THE
                         ADJUSTABLE RATE MORTGAGE LOANS



                                                            % of
                                                         Statistical
                      Number of                              Pool
                      Mortgage                            Principal
Rate (%)               Loans      Principal Balance       Balance
--------               -----      -----------------       -------
1.000 ..............       7      $    793,962.10          0.25%
1.500 ..............   1,191       149,208,627.53         47.45
3.000 ..............   1,266       164,474,700.00         52.30
                       -----      ---------------        ------
       Totals: .....   2,464      $314,477,289.63        100.00%
                       =====      ===============        ======